SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2015

Cross Click Media Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-165692	27-1963282
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8275 S. Eastern Avenue, Suite 200-661 , Las Vegas, NV	89123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 267-4461

_____________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

On May 28, 2015, 2015, we entered into a Client Service Contract (the “Agreement”) with Imagine Media Group, LLC (“Imagine”). Under the Agreement Imagine will provide us with technical and consulting services for a term of three years. The services to be provided will include:

• Consulting Services

• Website development

• Database development

• Website hosting & maintenance

• Graphic design services

• Multimedia services

• Software programming

The Agreement may be cancelled by either party upon thirty days’ notice. We are required to pay Imagine a minimum $5,000 fee per month, which will cover up to fifty (50) hours of services performed by Imagine under the Agreement. Services in excess of fifty hours per month will be billed on a per-hour basis.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
10.1	Client Service Contract with Imagine Media Group, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cross Click Media Inc.

Date:	June 1, 2015

/s/ Gary R. Gottlieb
By:	Gary R. Gottlieb
Title:	Corporate Secretary

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